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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 25, 1997



                          COMMISSION FILE NO.: 0-16421


                        Provident Bankshares Corporation
                         --------------------------------
             (Exact name of registrant as specified in its charter)


Maryland                                                    52-1518642
-------------------------------------------------      -----------------------
(State or other Jurisdiction of Incorporation           (IRS Employer or
organization)                                           Identification No.)


114 East Lexington Street, Baltimore, Maryland                 21202
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (410) 281-7000
                                                       -----------------------


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Item 5.  Other Events.
         -------------

             On August 22, 1997, Provident Bankshares Corporation (the "Company") consummated its acquisition of First Citizens Financial Corporation ("First Citizens") whereby First Citizens was merged with and into the Company

             Under the tems of the Agreement, holders of First Citizens common stock will receive .7665 shares of common stock of the Company. The transaction will be accounted for as a pooling of interests.


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Item 7.  Exhibits.
         ---------

Exhibit 99   Press Release



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      /s/ Carl W. Stearn
                                   By:-------------------------------
                                      Carl W. Stearn
                                      Chairman of the Board and Chief
                                      Executive Officer



Dated: August 25, 1997